SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): March 1, 2005
                                                           -------------


                           EXACT SCIENCES CORPORATION
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                         ------------------------------
                 (State or Other Jurisdiction of Incorporation)


             000-32179                                    02-0478229
     ------------------------                 ---------------------------------
     (Commission File Number)                 (IRS Employer Identification No.)


   100 Campus Drive, Marlborough, Massachusetts                  01752
 ------------------------------------------------              ---------
     (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:  (508) 683-1200
                                                     --------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01    Regulation FD Disclosure.

     On March 1, 2005 EXACT Sciences Corporation issued a press release, a copy of which is being furnished as Exhibit 99.1 to this Report on Form 8-K.

     The information in this Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.


Item 9.01    Financial Statements and Exhibits.

       (c)   Exhibits:

             99.1 Press Release issued by the Company on March 1, 2005, furnished herewith.







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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EXACT Sciences Corporation


March 1, 2005                              By:  /s/ Don Hardison
                                                ----------------
                                                Don Hardison
                                                President and CEO





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                                  EXHIBIT INDEX


Exhibit Number     Description

99.1 Press Release issued by the Company on March 1, 2005, furnished herewith.